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                                                                      EXHIBIT 99

                 DESCRIPTION OF NORWEST CORPORATION COMMON STOCK

PRELIMINARY NOTES

         This exhibit contains a description of the common stock, par value $1-2/3 per share ("Common Stock" or, with respect to shares of Common Stock, "Common Shares"), of Norwest Corporation ("Norwest"). Norwest has filed this exhibit with the Securities and Exchange Commission (the "Commission") to provide a description of the Common Shares that may be incorporated by reference from time to time into one or more prospectuses of Norwest covering Common Shares. The term "Prospectus," when used below, means the particular prospectus that, by reference to this exhibit, has incorporated the description of the Common Shares contained in this exhibit.

         The information in this exhibit supersedes the description of the Common Shares in Norwest's current report on Form 8-K dated April 30, 1996 (filed May 1, 1996) in its entirety. Some of the information included in this exhibit will be updated from time to time by information in Norwest's annual, quarterly and current reports (including exhibits) filed with the Commission under the Securities Exchange Act of 1934, as amended. For that reason, the description of the Common Shares in this exhibit should be read together with Norwest's then most recent annual report on Form 10-K and its quarterly reports on Form 10-Q and current reports on Form 8-K filed since that annual report.

         The following description of the Common Shares reflects the two-for-one split of the Common Shares effected in the form of a 100% stock dividend distributed on October 10, 1997, to stockholders of record on October 2, 1997.

AUTHORIZED AND OUTSTANDING COMMON SHARES

         Norwest is authorized to issue 1,000,000,000 Common Shares. As of June 30, 1997, as adjusted to reflect the stock dividend distributed on October 10, 1997, Norwest had issued 762,219,912 Common Shares, of which 748,537,568 shares were outstanding and 13,682,344 shares were held as treasury shares. All outstanding Common Shares are duly authorized, validly issued and nonassessable. Norwest Bank Minnesota, National Association, a subsidiary of Norwest, is the transfer agent and registrar for the Common Shares.

CERTAIN RIGHTS OF HOLDERS OF COMMON SHARES

         Voting. Each Common Share entitles the holder to one vote on all matters submitted to a vote of stockholders. Holders of Common Shares do not have any cumulative voting rights. For that reason, holders of a majority of the Common Shares entitled to vote in any election of directors of Norwest may elect all of the directors standing for election.

         Dividends. Holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by Norwest's board of directors out of funds legally available therefor, subject to (a) preferential dividend rights of all then outstanding Preferred Shares and Preference Shares (each as defined below), and (b) such other restrictions as may be imposed on Norwest pursuant to financing agreements and other contracts entered into by Norwest from time to time.

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See in this document "Common Share Dividend Restrictions" and "Other Securities
Affecting the Rights of Holders of Common Stock" and in the Prospectus "CERTAIN REGULATORY AND OTHER CONSIDERATIONS PERTAINING TO NORWEST--Dividend Restrictions."

         Assets upon Dissolution. Upon the liquidation, dissolution or winding up of Norwest, subject to the prior rights of all then outstanding Preferred Shares and Preference Shares, holders of Common Shares are entitled to receive ratably the assets of Norwest available after the payment of all debts and other liabilities.

         No Preemptive or Conversion Rights. Holders of Common Shares do not, as such, have any preemptive or subscription rights to purchase additional securities issued by Norwest or any rights to convert their Common Shares into other securities of Norwest or have their shares redeemed by Norwest.

         Preferred Share Purchase Rights. Each issued Common Share includes a right to purchase a fraction of a Series A Junior Participating Preferred Share. See "Rights Plan" below.

COMMON SHARE DIVIDEND RESTRICTIONS

         Norwest is a legal entity separate and distinct from its banking and other subsidiaries. Its principal source of funds to pay dividends on its common and preferred stock and debt service on its debt is dividends from its subsidiaries. Various federal and state statutes and regulations limit the amount of dividends that may be paid to Norwest by its banking subsidiaries without regulatory approval. See in the Prospectus "CERTAIN REGULATORY AND OTHER CONSIDERATIONS PERTAINING TO NORWEST--Dividend Restrictions" for a discussion of banking regulations that may limit the payment of dividends.

         As a corporation incorporated under the laws of the state of Delaware, Norwest is governed by the Delaware General Corporation Law (the "DGCL"). The DGCL allows a corporation to pay dividends only out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared and for the preceding fiscal year. Section 170 of the DGCL provides that dividends may not be paid out of net profits if, after the payment of the dividend, the corporation's capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

         Norwest pays dividends on Common Shares only when, as and if declared by its board of directors.

OTHER SECURITIES AFFECTING THE RIGHTS OF HOLDERS OF COMMON STOCK

         General. Norwest is authorized to issue 5,000,000 shares of preferred stock, no par value ("Preferred Stock" or, with respect to shares of Preferred Stock, "Preferred Shares"), and 4,000,000 shares of preference stock, no par value ("Preference Stock" or, with respect to shares of Preference Stock, "Preference Shares"). Norwest's board of directors is authorized to issue Preferred Stock and Preference Stock in one or more series and to fix the relative rights, preferences, privileges and restrictions thereof, including dividend rates, conversion rights, voting rights, terms of redemption, liquidation preferences, and the designation of any series and the number of shares constituting such series, all without any vote or other action on the part of stockholders, except that holders of Preference Stock will not be entitled to more than one vote

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per share. To designate a series of Preferred Stock or Preference Stock for issuance, Norwest files a certificate with the Delaware Secretary of State designating the rights, preferences, privileges and restrictions of the series (each, a "Certificate of Designations"). Norwest generally files a copy of each Certificate of Designations as part of an annual, quarterly or current report filed with the Commission. The Certificate of Designations for each series of Preferred Stock outstanding as of the date of the Prospectus has been filed as an exhibit to the registration statement of which the Prospectus is a part and is incorporated by reference into this exhibit.

         As of June 30, 1997, Norwest had issued and outstanding 1,071,234 shares of Preferred Stock, consisting of 980,000 shares of Cumulative Tracking Preferred Stock (the "Tracking Preferred Stock"), of which 25,000 were held by a subsidiary of Norwest, 10,823 shares of ESOP Cumulative Convertible Preferred Stock (the "ESOP Preferred Stock"), 21,690 shares of 1995 ESOP Cumulative Convertible Preferred Stock (the "1995 ESOP Preferred Stock"), 23,663 shares of 1996 ESOP Cumulative Convertible Preferred Stock (the "1996 ESOP Preferred Stock") and 35,058 shares of 1997 ESOP Cumulative Convertible Preferred Stock (the "1997 ESOP Preferred Stock"). Norwest had not issued any shares of Preference Stock as of June 30, 1997. Norwest generally provides information concerning the number of outstanding shares of Preferred Stock and Preference Stock in its consolidated financial statements (including the notes related thereto) included in its annual and quarterly reports filed with the Commission. Certain rights of holders of Common Stock are subject to, and may be adversely affected by, the rights of holders of shares of Preferred Stock and Preference Stock then outstanding.

         Norwest's board of directors has designated 1,250,000 shares of Preferred Stock for issuance as Series A Junior Participating Preferred Stock pursuant to the Rights Agreement. See "Rights Plan" below.

         Outstanding Preferred Stock.

         Tracking Preferred Stock. The Tracking Preferred Stock has a stated value of $200.00 per share. The holders of the Tracking Preferred Stock are also collectively the assignees of Norwest's entire beneficial ownership interest in Class A preferred limited liability company interests (the "Class A Preferred Securities") of Residential Home Mortgage, L.L.C. (the "Limited Liability Company").

         The Tracking Preferred Stock provides for cumulative annual cash dividends per share of Tracking Preferred Stock equal to the product of the Dividend Rate (as defined in the Certificate of Designations for the Tracking Preferred Stock) and $200.00 payable quarterly. The Dividend Rate is currently 9.3% and will be reset on January 1, 2000 and on January 1 of each fifth year thereafter as described in the Certificate of Designations for the Tracking Preferred Stock. The Tracking Preferred Stock also provides for certain additional cash distributions that are based upon the results of operations of the Limited Liability Company, payable on December 31, 1999 and on December 31 of each fifth year thereafter. The terms of the Tracking Preferred Stock provide that the amount of certain dividends distributed or distributions paid to the holders of Tracking Preferred Stock as assignees of Norwest's interest in the Class A Preferred Securities of the Limited Liability Company will reduce dollar for dollar, respectively, the dividends and distributions to which the holders of the Tracking Preferred Stock would otherwise be entitled pursuant to the terms of the Certificate of Designations for the Tracking Preferred Stock.

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         The Tracking Preferred Stock is subject to redemption, in whole or in part, at the option of Norwest, at a per share price equal to the greater of (i) $200.00 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption, and (ii) the Fair Market Value of a Per Share Tracking Interest in the Limited Liability Company (as defined in the Certificate of Designations for the Tracking Preferred Stock). Subject to certain exceptions set forth in the Certificate of Designations for the Tracking Preferred Stock, the Tracking Preferred Stock is not subject to redemption prior to December 31, 1999. Any redemption payments received by a holder of Tracking Preferred Stock as an assignee of Norwest's interest in Class A Preferred Securities of the Limited Liability Company will reduce dollar for dollar the amount of redemption payments to which the holders of Tracking Preferred Stock would otherwise be entitled pursuant to the terms of the Certificate of Designations for the Tracking Preferred Stock.

         In the event of voluntary or involuntary liquidation, dissolution or winding up of Norwest, the holders of Tracking Preferred Stock are entitled to receive out of the assets of Norwest available for distribution to stockholders, before any distribution of assets is made to the holders of Common Stock, a per share amount equal to the greater of (i) $200.00 per share, plus accrued and unpaid dividends to the date of final distribution, and (ii) the Fair Market Value of a Per Share Tracking Interest in the Limited Liability Company. Any liquidation payments received by a holder of Tracking Preferred Stock as an assignee of Norwest's interest in Class A Preferred Securities of the Limited Liability Company will reduce dollar for dollar the amount to which the holders of the Tracking Preferred Stock would otherwise be entitled pursuant to the terms of the Certificate of Designations for the Tracking Preferred Stock, provided that no such reduction shall result from a payment made prior to December 31, 1999 in connection with the voluntary dissolution of the Limited Liability Company.

         Except as required by law and other than in certain limited circumstances, the holders of Tracking Preferred Stock are not entitled to vote. The Tracking Preferred Stock does not have preemptive rights and is not subject to any sinking fund or other obligation of Norwest to repurchase or redeem the Tracking Preferred Stock.

         ESOP Preferred Stock. The ESOP Preferred Stock has a stated value of $1,000.00 per share. The ESOP Preferred Stock provides for cumulative quarterly dividends at the rate of 9% per annum calculated as a percentage of stated value. All outstanding shares of ESOP Preferred Stock are held of record by a trustee acting on behalf of the Norwest Corporation Savings Investment Plan and Master Savings Trust, or any successor to such plan (the "Savings Investment Plan"). The ESOP Preferred Stock is subject to redemption, in whole or in part, at the option of Norwest at a price equal to the higher of (i) $1,000.00 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption, and (ii) the Fair Market Value (as defined in the Certificate of Designations for the ESOP Preferred Stock) per share of ESOP Preferred Stock on the date fixed for redemption.

         The ESOP Preferred Stock is mandatorily convertible, without any further action on the part of Norwest or the holder thereof, into Common Stock at the then applicable Conversion Price (as defined in the Certificate of Designations for the ESOP Preferred Stock) when (i) the ESOP Preferred Stock is released from the unallocated reserve of the Savings Investment Plan in accordance with the terms thereof, or (ii) when record ownership of the shares of ESOP Preferred Stock is transferred to any person other than a successor trustee under the Savings Investment Plan. In addition, a holder of ESOP Preferred Stock is entitled, at any time prior to

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the date fixed for redemption, to convert shares of ESOP Preferred Stock held by such holder into shares of Common Stock at the then applicable Conversion Price.

         In the event of voluntary or involuntary liquidation, dissolution or winding up of Norwest, the holders of ESOP Preferred Stock are entitled to receive out of the assets of Norwest available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock, $1,000.00 per share, plus accrued and unpaid dividends. Except as required by law and other than in certain limited circumstances, the holders of ESOP Preferred Stock are not entitled to vote. The ESOP Preferred Stock does not have preemptive rights and is not subject to any sinking fund or other obligation of Norwest to repurchase or redeem the ESOP Preferred Stock.

         1995 ESOP Preferred Stock. The 1995 ESOP Preferred Stock has a stated value of $1,000.00 per share. The 1995 ESOP Preferred Stock provides for cumulative quarterly dividends at the rate of 10% per annum calculated as a percentage of stated value. All outstanding shares of 1995 ESOP Preferred Stock are held of record by a trustee acting on behalf of the Savings Investment Plan. The 1995 ESOP Preferred stock is subject to redemption, in whole or in part, at the option of Norwest at a price equal to the higher of (i) $1,000.00 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption, and
(ii) the Fair Market Value (as defined in the Certificate of Designations for the 1995 ESOP Preferred Stock) per share of 1995 ESOP Preferred Stock on the date fixed for redemption.

         The ESOP Preferred Stock is mandatorily convertible, without any further action on the part of Norwest or the holder thereof, into Common Stock at the then applicable Conversion Price (as defined in the Certificate of Designations for the 1995 ESOP Preferred Stock) when (i) the 1995 ESOP Preferred Stock is released from the unallocated reserve of the Savings Investment Plan in accordance with the terms thereof, or (ii) when a record ownership of the shares of 1995 ESOP Preferred Stock is transferred to any person other than a successor or trustee under the Savings Investment Plan. In addition, a holder of 1995 ESOP Preferred Stock is entitled, at any time prior to the date fixed for redemption, to convert shares of 1995 ESOP Preferred Stock held by such holder into shares of Common Stock at the then applicable Conversion Price.

         In the event of voluntary or involuntary liquidation, dissolution or winding up of Norwest, the holders of 1995 ESOP Preferred Stock are entitled to receive out of the assets of Norwest available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock, $1,000.00 per share, plus accrued and unpaid dividends. Except as required by law and other than in certain limited circumstances, the holders of 1995 ESOP Preferred Stock are not entitled to vote. The 1995 ESOP Preferred Stock does not have preemptive rights and is not subject to any sinking fund or other obligations of Norwest to repurchase or redeem the 1995 ESOP Preferred Stock.

         1996 ESOP Preferred Stock. The 1996 ESOP Preferred Stock has a stated value of $1,000.00 per share. The 1996 ESOP Preferred Stock provides for cumulative quarterly dividends at the rate of $85.00, $90.00 or $95.00 per annum based on the Current Market Price (as defined in the Certificate of Designations for the 1996 ESOP Preferred Stock) of one share of Common Stock as of a fixed trading date. All outstanding shares of 1996 ESOP Preferred Stock are held of record by a trustee acting on behalf of the Savings Investment Plan. The 1996 ESOP Preferred Stock is subject to redemption, in whole or in part, at the option of Norwest at a price

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equal to the higher of (i) $1,000.00 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption, and (ii) the Fair Market Value (as defined in the Certificate of Designations for the 1996 ESOP Preferred Stock) per share of 1996 ESOP Preferred Stock on the date fixed for redemption.

         The 1996 ESOP Preferred Stock is mandatorily convertible, without any further action on the part of Norwest or the holder thereof, into Common Stock at the applicable Conversion Price (as defined in the Certificate of Designations for the 1996 ESOP Preferred Stock) when (i) the 1996 ESOP Preferred Stock is released from the unallocated reserve of the Savings Investment Plan in accordance with the terms thereof, or (ii) when record ownership of the shares of 1996 ESOP Preferred Stock is transferred to any person other than a successor trustee under the Savings Investment Plan. In addition, a holder of 1996 ESOP Preferred Stock is entitled, at any time prior to the date fixed for redemption, to convert shares of 1996 ESOP Preferred Stock held by such holder into shares of Common Stock at the then applicable Conversion Price.

         In the event of voluntary or involuntary liquidation, dissolution or winding up of Norwest, the holders of 1996 ESOP Preferred Stock are entitled to receive out of the assets of Norwest available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock, $1,000.00 per share, plus accrued and unpaid dividends. Except as required by law and other than in certain limited circumstances, the holders of 1996 ESOP Preferred Stock are not entitled to vote. The 1996 ESOP Preferred Stock does not have preemptive rights and is not subject to any sinking fund or other obligation of Norwest to repurchase or redeem the 1996 ESOP Preferred Stock.

         1997 ESOP Preferred Stock. The 1997 ESOP Preferred Stock has a stated value of $1,000.00 per share. The 1997 ESOP Preferred Stock provides for cumulative quarterly dividends at the rate of $95.00, $100.00 or $105.00 per annum based on the Current Market Price (as defined in the Certificate of Designations for the 1997 ESOP Preferred Stock) of one share of Common Stock as of a fixed trading date. All outstanding shares of 1997 ESOP Preferred Stock are held of record by a trustee acting on behalf of the Savings Investment Plan. The 1997 ESOP Preferred Stock is subject to redemption, in whole or in part, at the option of Norwest at a price equal to the higher of (i) $1,000.00 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption, and
(ii) the Fair Market Value (as defined in the Certificate of Designations for the 1997 ESOP Preferred Stock) per share of 1997 ESOP Preferred Stock on the date fixed for redemption.

         The 1997 ESOP Preferred Stock is mandatorily convertible, without any further action on the part of Norwest or the holder thereof, into Common Stock at the applicable Conversion Price (as defined in the Certificate of Designations for the 1997 ESOP Preferred Stock) when (i) the 1997 ESOP Preferred Stock is released from the unallocated reserve of the Savings Investment Plan in accordance with the terms thereof, or (ii) when record ownership of the shares of 1997 ESOP Preferred Stock is transferred to any person other than a successor trustee under the Savings Investment Plan. In addition, a holder of 1997 ESOP Preferred Stock is entitled, at any time prior to the date fixed for redemption, to convert shares of 1997 ESOP Preferred Stock held by such holder into shares of Common Stock at the then applicable Conversion Price.

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         In the event of voluntary or involuntary liquidation, dissolution or winding up of Norwest, the holders of 1997 ESOP Preferred Stock are entitled to receive out of the assets of Norwest available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock, $1,000.00 per share, plus accrued and unpaid dividends. Except as required by law and other than in certain limited circumstances, the holders of 1997 ESOP Preferred Stock are not entitled to vote. The 1997 ESOP Preferred Stock does not have preemptive rights and is not subject to any sinking fund or other obligation of Norwest to repurchase or redeem the 1997 ESOP Preferred Stock.

RIGHTS PLAN

         On November 22, 1988, Norwest's board of directors declared a dividend of one preferred share purchase right (a "Right") for each outstanding Common Share. The dividend was paid on December 9, 1988 (the "Record Date") to the stockholders of record on that date. Each Right originally entitled the registered holder to purchase from Norwest one one-hundredth of a share of Series A Junior Participating Preferred Stock, without par value (the "Series A Preferred Shares"), of the Company, subject to adjustment, at a price of $175.00 per one one-hundredth of a Series A Preferred Share (the "Purchase Price"). As of October 10, 1997, each Right entitles the registered holder to purchase from the Company one eight-hundredth of a Series A Preferred Share. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Citibank, N.A., as Rights Agent (the "Rights Agent").

         Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 25% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of Norwest's board of directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 25% or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of the Summary of Rights attached to the Rights Agreement as Exhibit C (the "Summary of Rights") attached to such certificate.

         The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares, outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

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         The Rights are not exercisable until the Distribution Date. The Rights will expire on November 23, 1998 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by Norwest, in each case, as described below.

         The Purchase Price payable, and the number of Series A Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Shares, (ii) upon the grant to holders of the Series A Preferred Shares of certain rights or warrants to subscribe for or purchase Series A Preferred Shares at a price, or securities convertible into Series A Preferred Shares with a conversion price, less than the then current market price of the Series A Preferred Shares or (iii) upon the distribution to holders of the Series A Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Series A Preferred Shares) or of subscription rights or warrants (other than those referred to above).

         The number of outstanding Rights and the number of one one-hundredths of a Series A Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

         On June 27, 1989, Norwest's board of directors declared a two-for-one split of the Common Shares to be effected in the form of a 100% stock dividend payable on July 21, 1989, to common stockholders of record on July 7, 1989; on April 27, 1993, Norwest's board of directors declared a two-for-one split of the Common Shares to be effected in the form of a 100% stock dividend payable on June 28, 1993, to common stockholders of record on June 4, 1993; and on September 23, 1997, Norwest's board of directors declared a two-for-one split of the Common Shares to be effected in the form of a 100% stock dividend payable on October 10, 1997, to common stockholders of record on October 2, 1997 (collectively, the "Stock Dividends"). Pursuant to the provisions of the Rights Agreement, certain adjustments to the number of Rights outstanding, the number of Series A Preferred Shares purchasable upon exercise of each Right, and the Redemption Price (as defined in the Rights Agreement) are required as a result of the Stock Dividends. A copy of a Certificate of Adjustment dated July 21, 1989, a Certificate of Adjustment dated June 28, 1993 and a Certificate of Adjustment dated October 10, 1997, delivered by Norwest to the Rights Agent and setting forth the required adjustments, are attached as Exhibits 3, 4 and 5, respectively, to Norwest's registration statement on Form 8-A dated December 6, 1988, as amended by Form 8-A/A filed October 13, 1997, and are incorporated herein by reference.

         Series A Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Series A Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 800 times the dividend declared per Common Share. In the event of liquidation, the holders of the Series A Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 800 times the payment made per Common Share. Each Series A Preferred Share will have 800 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are

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exchanged, each Series A Preferred Share will be entitled to receive 800 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

         Because of the nature of the Series A Preferred Shares' dividend, liquidation and voting rights, the value of the one eight-hundredth interest in a Series A Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

         In the event that Norwest is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that (i) any person or group of affiliated or associated persons becomes the beneficial owner of 25% or more of the outstanding Common Shares (unless such person first acquires 25% or more of the outstanding Common Shares by a purchase pursuant to a tender offer for all of the Common Shares for cash, which purchase increases such person's beneficial ownership to 85% or more of the outstanding Common Shares) or (ii) during such time as there is an Acquiring Person, there shall be a reclassification of securities or a recapitalization or reorganization of Norwest or other transaction or series of transactions involving Norwest which has the effect of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of Norwest or any of its subsidiaries beneficially owned by the Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right (or, at the option of Norwest, an equivalent number of one eight-hundredths of a Series A Preferred Share).

         At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 25% or more of the outstanding Common Shares and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, Norwest's board of directors may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share, or one eight-hundredth of a Series A Preferred Share (or of a share of a class or series of Norwest's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Series A Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Series A Preferred Share, which may, at the election of Norwest, be evidenced by scrip or depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Series A Preferred Shares on the last trading day prior to the date of exercise.

         At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 25% or more of the outstanding Common Shares, Norwest's board of directors may redeem the Rights in whole, but not in part, at a price of $.00125 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis and with such conditions as Norwest's board of directors in its sole discretion may

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establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         The terms of the Rights may be amended by Norwest's board of directors without the consent of the holders of the Rights, including an amendment to lower the 25% triggering thresholds described above to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding Common Shares then known to Norwest to be beneficially owned by any person or group of affiliated or associated persons and (ii) 15%, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Norwest, including, without limitation, the right to vote or to receive dividends.

         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire Norwest on terms not approved by Norwest's board of directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by Norwest's board of directors since the Rights may be redeemed by Norwest at the Redemption Price prior to the time that a person or group has acquired beneficial ownership of 25% or more of the Common Shares.

         The Rights Agreement, dated as of November 22, 1988, between Norwest and Citibank, N.A., as Rights Agent, specifying the terms of the Rights and including the form of the Certificate of Designation, Preferences and Rights setting forth the terms of the Series A Preferred Shares as an exhibit thereto, the press release announcing the declaration of the Rights, and the Certificates of Adjustment setting forth adjustments required by the Stock Dividends are attached as exhibits to Norwest's registration statement on Form 8-A, as amended by Form 8-A/A filed October 13, 1997, and are incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits.

FUTURE SALES OF CAPITAL STOCK

         Pursuant to registration statements filed with the Commission, Norwest has and will continue to have registered under the Securities Act of 1933, as amended, an indeterminate number of securities (the "Shelf Securities"), which Norwest may issue from time to time as, among other securities, Preferred Stock or Preference Stock or securities convertible into or exercisable for Common Stock, Preferred Stock or Preference Stock. As of September 30, 1997, Norwest had available for issuance Shelf Securities having an aggregate initial public offering price of approximately $4.95 billion. Norwest's board of directors may issue the Shelf Securities at any time and from time to time without any vote or other action on the part of stockholders.

         No prediction can be made as to the effect, if any, that future sales of shares of Norwest's capital stock will have on the market price of the Common Stock prevailing from time to time. Sales of substantial amounts of capital stock in the public market, or the perception that such sales could occur, could adversely affect the prevailing market price of Common Stock. Future sales of Norwest's capital stock may result in dilution to existing stockholders. In addition, because certain rights of the holders of Common Stock are subject to the rights of the holders of

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each series of Preferred Stock and Preference Stock then outstanding, the issuance after the date of this report of shares of Preferred Stock or Preference Stock will further limit such rights.

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